Exhibit 99.3

INTRODUCTION

The following unaudited pro forma condensed combined financial statements of Warren Resources, Inc. (“Warren”) as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013 are derived from the historical financial statements of Warren contained in Warren’s Annual Report for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014, and from the historical financial statements of Citrus Energy Corporation (“Citrus”) and TLK Partners, LLC (“TLK”) included herein as Exhibits 99.1 and 99.2, respectively, and in each case are qualified in their entirety by reference to such historical financial statements and related notes contained therein. These unaudited pro forma condensed combined financial statements have been prepared to reflect Warren’s acquisition of assets in the Marcellus Shale from Citrus, TLK and one other working interest owner, which is described below.

Acquisition of Marcellus Assets

On July 7, 2014, Warren agreed to acquire essentially all of the Marcellus Shale assets of Citrus, TLK and one other working interest owner in exchange for approximately 6.7 million shares of common stock valued at $40 million and cash consideration of $312.5 million, subject to certain post-closing adjustments upon closing of the acquisition (the “Citrus Acquisition”).

The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of operations were derived by adjusting Warren’s historical audited and unaudited financial statements of Warren. The adjustments are based upon information available as of September 17, 2014, and certain estimates and assumptions. Actual effects of the transaction may differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the transaction as contemplated and that the pro forma adjustments are factually supportable and give appropriate effect to those assumptions and are properly applied in the unaudited pro forma financial data.

The summary unaudited pro forma condensed combined financial data assumes that the Citrus Acquisition, the offering of Warren’s 9.000% Senior Notes due 2022 (the “Notes”), the issuance of approximately 6.7 million shares of Warren’s common stock as part of the consideration for the Citrus Acquisition and the closing of Warren’s amended and restated credit facility, including borrowings thereunder to fund a portion of the consideration for the Citrus Acquisition, had taken place on June 30, 2014, in the case of the unaudited pro forma combined balance sheet data, and on January 1, 2013, in the case of the unaudited pro forma combined statement of operations data for the year ended December 31, 2013, and the six months ended June 30, 2014. These data are subject and give effect to the assumptions and adjustments described in the notes accompanying these unaudited pro forma condensed combined financial statements. The summary unaudited pro forma condensed combined financial data are presented for informational purposes only and should not be considered indicative of actual results of operations that would have been achieved had the Citrus Acquisition and the offering of the Notes been consummated on the dates indicated, and do not purport to be indicative of statements of financial position or results of operations as of any future date or for any future period.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the notes accompanying these unaudited pro forma condensed combined financial statements and with the historical audited financial statements and related notes included in Warren’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014, the other financial statements and related notes included in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and other information that Warren has filed with the Securities and Exchange Commission, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in Warren’s Report on Form 10-K for the year ended December 31, 2013.

The unaudited pro forma condensed combined financial statements constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements”, included in Warren’s Annual Report on Form 10-K for the year ended December 31, 2013 and Warren’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014.

Warren Resources, Inc. and Subsidiaries

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

CONSOLIDATED BALANCE SHEET

As of June 30, 2014

	Warren Resources, Inc	Citrus Energy Corp.	TLK PARTNERS LLC	Pro Forma		Warren Resources, Inc
	Historical	Historical	Historical	Adjustments		Pro Forma

ASSETS
Current Assets
Cash and cash equivalents	$1,754,411	$823,648	$1,309,615	$(2,133,263	)(a)	$1,754,411
Accounts receivable - trade	15,106,664	12,058,806	1,057,639	(13,116,445	)(b)	15,106,664
Restricted investments in U.S. Treasury Bonds - available for sale, at fair value	138,050	—	—	—		138,050
Deferred financing costs	—	961,965	—	(961,965	)(c)	—
Deferred gathering fees	—	2,033,256	—	—		2,033,256
Other current assets	2,370,223	1,148,150	6,400	(1,154,550	)(d)	2,370,223
Total current assets	19,369,348	17,025,825	2,373,654	(17,366,223)		21,402,604

Other Assets

Oil and gas properties - net, based on full cost method of accounting	357,118,478	—	—	347,160,278	(e)	704,278,756
Oil and gas properties - net, based on successful efforts of accounting		197,975,843	24,603,574	(222,579,417	)(e)	—
Property and equipment - at cost, net	18,789,171	663,176		(663,176	)(f)	18,789,171
Restricted investments in U.S. Treasury Bonds - available for sale, at fair value	1,242,454	—	—	—		1,242,454
Deferred financing costs and other assets	—	2,796,306	100,000	13,786,694	(g)	16,683,000
Deferred gathering fees	—	9,961,076	—	—		9,961,076
Advances to stockholders and employees	—	355,929	—	(355,929	)(h)	—
Deferred bond offering costs,	697,190	—	—	—		697,190
Other assets	3,182,640	—	—	—		3,182,640
Derivative financial instruments	14,332	—	—	—		14,332
Total other assets	381,044,265	211,752,330	24,703,574	137,348,450		754,848,619

	$400,413,613	$228,778,155	$27,077,228	$119,982,227		$776,251,223
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current maturities of debentures and long term liabilities	$163,600	$—		$—		$163,600
Current maturities of other long-term liabilities	1,499,088	—	—	—		1,499,088
Accounts payable and accruals	36,864,709	22,197,524	25,656,391	(47,853,915	)(i)	36,864,709
Current portion of term loan credit facility	—	4,143,750	—	(4,143,750	)(j)	—
Accrued project incentive awards	—	8,280,620	—	(8,280,620	)(k)	—
Deferred gathering fees payable	—	2,508,780	—	—		2,508,780
Advances from joint interest owners	—	262,437	—	(262,437	)(l)	—
Derivative financial instruments	2,871,885	2,702,556	—	(2,702,556	)(m)	2,871,885
Total current liabilities	41,399,282	40,095,667	25,656,391	(63,243,278)		43,908,062
Long-Term Liabilities
Term loan credit facility, net of current portion		184,110,638	—	(184,110,638	)(n)	—
Debentures, less current portion	1,472,400	—	—	—		1,472,400
Other long-term liabilities, less current portion	29,798,403	—	481,554	(481,554	)(o)	29,798,403
Deferred gathering fees payable	—	4,145,830	—	—		4,145,830
Overpayment of joint interest billings	—	1,145,706	—	(1,145,706	)(p)	—
High Yield Debt				296,110,313	(q)	296,110,313
Line of credit	81,500,000	19,000,000	—	14,332,000	(q)	114,832,000
	112,770,803	208,402,174	481,554	124,704,415		446,358,946

Commitments and Contingencies	—	—	—	—
Stockholders’ Equity
8% convertible preferred stock, $.0001 par value; authorized, 10,000,000 shares, issued and outstanding, 10,703 shares
(aggregate liquidation preference $128,436)	128,437	—	—	—		128,437
Common Stock - $.0001 par value; authorized, 200,000,000 shares; issued and outstanding, 80,351,417 shares	7,368	25,950	—	(25,283	)(r)	8,035
Member equity			939,283	(939,283	)(s)	—
Additional paid-in capital	471,606,366	—	—	39,999,333	(r)	511,605,699
Accumulated deficit	(225,708,419)	(19,975,151)	—	19,715,838	(t)	(225,967,732)
Non-controlling interests	—	229,515	—	(229,515	)(s)	—
Accumulated other comprehensive income, net of applicable income taxes	209,776	—	—	—		209,776
Total stockholders’ equity	246,243,528	(19,719,686)	939,283	58,521,090		285,984,215

	$400,413,613	$228,778,155	$27,077,228	$119,982,227		$776,251,223

(a)           Reflects $2.1 million of cash not transferred in transaction

(b)           Reflects $13.1 million of receivables not transferred in transaction

(c)           Reflects $1 million of Citrus financing costs not transferred in transaction

(d)           Reflects $1.2 million of other current assets not transferred in transaction

(e)           Converting from Successful Efforts accounting method to Full Cost method.

(f)            Reflects $0.7 million of other property & equipment not transferred in transaction

(g)           Reflects $2.9 million of financing cots not transferred in transaction but assumes an additional $16.7 million in offering costs related to the offering

(h)           Reflects $0.4 million of advances not transferred in transaction

(i)            Reflects $47.9 million of payables not transferred in transaction

(j)            Reflects $4.1 million of Citrus term loan credit facility not transferred in transaction

(k)           Reflects $8.3 million of incentive awards not transferred in transaction

(l)            Reflects $0.3 million of advances not transferred in transaction

(m)          Reflects $2.7 million of derivatives not transferred in transaction

(n)           Reflects $184 million of Citrus term loan not transferred in transaction

(o)           Reflects $0.5 million of liabilities not transferred in transaction

(p)           Reflects $1.1 million of overpayments not transferred in transaction

(q)           Reflects $300 million of debt issued to fund Citrus asset acquisition net of discount, $33.3 million of additional drawdown on line of credit as well as  $19 million of revolving loan credit facility not transferred in transaction

(r)           Reflects 6,666,667 shares issued for Citrus asset acquisition

(s)           Reflects $1.2 million of TLK equity not transferred in transaction

(t)            Reflects $20.0 million of accumulated deficit not transferred in transaction

Warren Resources, Inc. and Subsidiaries

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014

	Warren Resources, Inc	Citrus Energy Corp.	TLK PARTNERS LLC	Pro Forma		Warren Resources, Inc
	Historical	Historical	Historical	Adjustments		Pro Forma

Operating Revenues
Oil and gas sales	$66,451,545	$47,556,243	$4,327,867	$—		$118,335,655
Transportation revenue	2,744,849	—	—	—		2,744,849

Total revenues	69,196,394	47,556,243	4,327,867	—		121,080,504

Operating Expenses
Lease operating expenses and taxes	18,709,690	9,213,699	868,701	—		28,792,090
Depreciation, depletion and amortization	20,889,345	16,440,188	1,182,369	(4,351,965	)(a)	34,159,937
Transportation expenses	1,115,865	929,530	—	—		2,045,395
Deferred compensation	—	(3,369,903)	—	3,369,903	(b)	—
General and administrative	7,833,116	2,760,993	332,544	(1,126,882	)(c)	9,799,771

Total operating expenses	48,548,016	25,974,507	2,383,614	(2,108,944)		74,797,193

Income from operations	20,648,378	21,581,736	1,944,253	2,108,944		46,283,311

Other income (expense)
Interest and other income	2,361,845	214,200	—	(214,200	)(d)	2,361,845
Interest expense	(1,399,422)	(10,903,455)	(643,983)	(3,613,362	)(d)	(16,560,222)
Gain (loss) on derivative financial instruments	(2,660,625)	(3,828,192)	139,072	3,689,120	(e)	(2,660,625)

Total other income (expense)	(1,698,202)	(14,517,447)	(504,911)	(138,442)		(16,859,002)

Income before income taxes	18,950,176	7,064,289	1,439,342	1,970,502		29,424,309

Deferred income tax expense (benefit)	(14,000)	—	—	—		(14,000)

Net income	18,964,176	7,064,289	1,439,342	1,970,502		29,438,309

Less dividends and accretion on preferred shares	5,137	—	—	—		5,137

Net income applicable to common stockholders	$18,959,039	$7,064,289	$1,439,342	$1,970,502		$29,433,172

Earnings per share - Basic	$0.26					$0.37
Earnings per share - Diluted	$0.26					$0.37

Weighted average common shares outstanding - Basic	73,379,507			6,666,667		80,046,174
Weighted average common shares outstanding - Diluted	73,558,350			6,666,667		80,225,017

(a)                                     Reflects incremental depreciation, depletion and amortization expense of approximately $13.3 million for the period from January 1, 2014 through June 30, 2014, under full cost using the units-of-production method, related to Citrus’s  gas properties acquired

(b)                                     Reflects elimination of approximately $3.4 million of Citrus nonrecurring G&A realting to change of control provisions

(c)                                      Reflects adjustment of approximately $1.1 million of nonrecurring G&A for Citrus and TLK as well as certain employees salaries and bonus’s that will not be assumed with the transaction

(d)                                     Reflects the elimination of Citrus and TLKs interest income and expense of approximately $11.5 million and the additional interest incurred as a result of the debt financing relating to the asset acquisition; $14.1 million in interest expense from high yield, drawdown of credit facility , amortization of note discount and $1.2 million in amortization of deferred offering costs.

(e)                                      Reflects adjustment of approximately $3.7 million relating to derivative activity, as no derivatives will be assumed with the transaction

WARREN RESOURCES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Warren Resources, Inc. Historical	Citrus Energy Corp. Historical	TLK PARTNERS LLC Historical	Pro Forma Adjustments		Warren Resources, Inc. Pro Forma
Operating revenues
Oil and gas sales	$127,924,839	$52,717,739	$5,321,272	$—		$185,963,850
Transportation revenue	919,512	—	—	—		919,512
Total revenues	128,844,351	52,717,739	5,321,272	—		186,883,362
Operating expenses
Lease operating expense and taxes	36,778,926	8,385,303	584,805	—		45,749,034
Depreciation, depletion and amortization	44,805,611	18,632,653	1,570,413	(2,680,894	)(a)	62,327,783
Expiration and impairment of unproved properties	—	6,846,268	—	(6,846,268	)(b)	—
Deferred compensation	—	5,766,137	—	(5,766,137	)(c)	—
Transportation expenses	311,273	1,057,496	—	—		1,368,769
General and administrative	15,389,439	4,303,053	1,980,439	(3,794,293	)(d)	17,878,638
Total operating expenses	97,285,250	44,990,910	4,135,657	(19,087,592)		127,324,224
Income from operations	31,559,102	7,726,829	1,185,615	19,087,592		59,559,138
Other income (expense)
Interest and other income	5,362,132	1,856,528	1,008,238	(2,864,766	)(e)	5,362,132
Interest expense	(2,994,724)	(14,975,880)	(1,447,166)	(8,969,554	)(e)	(28,387,324)
Gain (loss) on derivative financial instruments	(3,476,982)	940,250	—	(940,250	)(f)	(3,476,982)
Total other income (expense)	(1,109,574)	(12,179,102)	(438,928)	(12,774,570)		(26,502,174)
Income before income taxes	30,449,527	(4,452,273)	746,687	6,313,022		33,056,964
Deferred income tax expense (benefit)	64,000	—	—	—		64,000
Net income	30,385,527	(4,452,273)	746,687	6,313,022		32,992,964
Net income attributable to non-controlling interests		907,275		(907,275	)(g)	—
Less dividends and accretion on preferred shares	10,275	—	—	—		10,275
Net income applicable to common stockholders	$30,375,252	$(5,359,548)	$746,687	$7,220,297		$32,982,689

(a)   Reflects incremental depreciation, depletion and amortization expense of approximately $2.7 million for the period from January 1, 2013 through December 31, 2013, under full cost using the units-of-production method, related to Citrus’ and TLK’s gas properties to be acquired pursuant to the Citrus Acquisition.

(b)   Reflects adjustment of approximately $6.9 million as the result of conversion to full cost method of accounting.

(c)   Reflects adjustment of approximately $5.8 million of nonrecurring G&A relating to change of control provisions.

(d)   Reflects adjustment of approximately $3.8 million of nonrecurring G&A for Citrus and TLK for certain employees salaries and bonuses that will not be assumed by us with the Citrus Acquisition.

(e)   Reflects the elimination of Citrus and TLK’s interest income and expense of approximately $13.6 million and $25.4 million of interest expense attributable to the debt financing relating to the Citrus Acquisition at an assumed rate of 7.5% per annum.

(f)    Reflects adjustment of approximately $0.9 million relating to derivative activity as no derivatives will be assumed by us in connection with the Citrus Acquisition.

(g)   Reflects adjustment of approximately $0.9 million of minority interest that is not being assumed by us in connection with the Citrus Acquisition.